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                                                                    EXHIBIT 10.3

                                AMENDMENT NO.2

     AMENDMENT NO.2, dated as of August 31, 1998 (this "Amendment"), between TrizecHahn Centers Inc., a California corporation ("THCI"), and The Rouse Company, a Maryland corporation ("Rouse"), and Westfield America, Inc., a Missouri corporation ("Westfield" and, together with Rouse, the "Acquirors")


                              W I N E S S E T H:
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     WHEREAS, THCI, Rouse and Westfield are parties to an Asset Purchase
Agreement, dated as of April 6, 1998 (the "Asset Purchase Agreement"); terms defined in the Asset Purchase Agreement and not otherwise defined herein being used herein as therein defined;

     WHEREAS, the Asset Purchase Agreement was amended pursuant to that certain Amendment No. 1 dated as of July 31, 1998, between THCI and Rouse and Westfield ("Amendment No. 1");

     WHEREAS, following the execution hereof, pursuant to that certain Assignment and Assumption of Management Agreement of even date herewith, Santa Anita Management Company, a Delaware corporation and wholly-owned subsidiary of THCI ("Santa Anita Management"), will assign to the Management Company all of its right, title, interest, obligations and duties under the agreement between Anita Associates and Santa Anita Management then in effect pursuant to which Santa Anita Management agreed to operate and manage Santa Anita Fashion Park (the "Management Agreement");

     WHEREAS, THCI, Rouse and Westfield desire to further amend the Asset Purchase Agreement as set forth in this Amendment; and

     WHEREAS, pursuant to Section 12.09 of the Asset Purchase Agreement, the Asset Purchase Agreement may be amended by the parties hereto.

     NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                  AMENDMENTS TO THE ASSET PURCHASE AGREEMENT

     Section 1.01. Indemnification by THCI. Paragraph (a) of Section 9.02 of the Asset Purchase Agreement is hereby amended by (1) deleting the word "and" immediately prior to clause (v) and substituting a comma in lieu thereof, (2) deleting the period following the words "Section 5.15" at the end of the clause
(v) and substituting the word "and" in lieu thereof, and (3) adding a new clause
(vi) immediately following clause (v):
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          "(vi) the operation, management and maintenance of Santa Anita Fashion
Park by Santa Anita Management Company, a Delaware corporation ("Santa Anita Management"), pursuant to the property management agreement with Anita
Associates in effect on September 1, 1998 (the "Management Agreement"), from and after the Initial Closing and prior to the assignment by Santa Anita Management of its right, title, interest, duties and obligations under the Management Agreement to the Management Company pursuant to that certain Assignment and Assumption of Management Agreement dated as of September 1, 1998."

                                  ARTICLE II

                             ADDITIONAL AGREEMENTS

     SECTION 2.01. Agreements Regarding the Management of Santa Anita Fashion Park. (a) Termination or Assignment of the Management Agreement. Notwithstanding anything to the contrary contained in Amendment No. 1, the parties hereto agree that in the event THCI's interest in Santa Anita Fashion Park is not transferred to the Acquirors pursuant to the Asset Purchase Agreement and the Asset Purchase Agreement is terminated (with respect to Santa Anita Fashion Park or THCI's interest therein), then (i) THCI, Anita Associates or Hahn-UPI may terminate the Management Agreement by giving written notice to the Management Company or its assignee of such termination or (ii) upon the Management Company's or its assignee's receipt of written notice from THCI, the Management Company or its assignee shall assign its rights under the Management Agreement to THCI or an entity designated by THCI. THCI, Anita Associates or Hahn-UPI, as the case may be, shall designate the date on which such termination or assignment is to be effective, which date shall not be more than ninety (90) days after the date of such notice. The Acquirors shall cause the Management Company or its assignee to perform their respective obligations under this Section (a).

     (b) THCI's On-Site Employees. Notwithstanding anything to the contrary contained in Amendment No. 1, the Acquirors shall cause the Management Company or its assignee to hire all of "TrizecHahn's On-Site Employees" (as such term is defined in the Employee Utilization Agreement of even date herewith by and between THCI and Anita Associates, such agreement being referred to herein as the "Santa Anita Employee Utilization Agreement") who are working on-site at Santa Anita Fashion Park and employed by THCI in accordance with the Santa Anita Employee Utilization Agreement at the time THCI's interest in Santa Anita Fashion Park is transferred to the Acquirors pursuant to the Asset Purchase Agreement, on terms equivalent to the terms applicable at such time to such employees in their positions as employees of THCI; provided, however, the Management Company or its assignee shall not be required to hire any TrizecHahn's On-Site Employee who the Management Company or its assignee has requested THCI to terminate or reassign pursuant to the provisions of the Santa Anita Employee Utilization Agreement. With respect to any TrizecHahn's On-Site Employee who is not hired by the Management Company or its assignee pursuant to the foregoing, the provisions of Section 6.08 of the Asset Purchase Agreement (as modified by Amendment No. 1) shall apply to any payments made to such employee which are required to be made pursuant to any plan described in Section 6.03(I)(A) or 6.03(II)(A) of the THCI Disclosure Schedule. If any TrizecHahn's On-Site Employee does not follow directions given by the Management Company or its assignee or Manager's On-Site Employees (as such term is defined in the Santa Anita Employee Utilization Agreement) because THCI instructs such employee not to follow such directions, then any act or

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failure to act by such employee which results from such instructions of THCI shall be considered an act or omission of THCI and not of the Management Company for purposes of Section 2.06 of the Asset Purchase Agreement.

     (c) Fee Paid to Owner. As consideration for Anita Associates allowing, or causing THCI to allow, the Management Company or its assignee to direct TrizecHahn's On-Site Employees pursuant to the Santa Anita Employee Utilization Agreement, the Acquirors shall cause the Management Company or its assignee to pay Anita Associates a fee of Ten Thousand Dollars ($10,000) (the "Fee"). The Fee shall be paid in its entirety on the date of the Closing of the transfer of THCI's interest in Santa Anita Fashion Park to the Acquirors pursuant to the Asset Purchase Agreement.

                                  ARTICLE III

                              GENERAL PROVISIONS

     SECTION 3.01 Authority; Effect on Asset Purchase Agreement.

     (a)  THCI hereby represents as follows:

          (i) THCI has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations undo the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1).

          (ii) The execution and delivery of this Amendment by THCI and the consummation by THCI of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1) have been duly and validly authored by all necessary corporate action and no other corporate proceedings on the part of THCI are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1).

          (iii) This Amendment has been duly and validly executed and delivered by THCI and, assuming the due authorization, execution and delivery by Rouse and Westfield, the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1) constitutes the legal valid and binding obligation of THCI, enforceable again THCI in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

     (b) Rouse and Westfield each, severally but not jointly, hereby represents as follows:

          (i) Such Acquiror has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1) and to consummate

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     the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1).

          (ii) The execution and delivery of this Amendment by such Acquiror and the consummation by them of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of such Acquiror is are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1).

          (iii) This Amendment has been duly and validly executed and delivered by such Acquiror and, assuming the due authorization, execution and delivery by THCI, the Asset Purchase Agreement (as amended by this Amendment and Amendment No. 1) constitutes the legal valid and binding obligation of such Acquiror, enforceable against such Acquiror in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

     (c) Except as amended hereby and by Amendment No. 1, the provisions of the Asset Purchase Agreement are and shall remain in full force and effect.

     SECTION 3.02. Counterparts. This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 3.03. Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.

     [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              TRIZECHAHN CENTERS, INC.

                              By:    /s/ Douglas L. Hageman
                                 ---------------------------------------------
                              Name:  Douglas L. Hageman
                              Title: Senior Vice President and General Counsel


                              THE ROUSE COMPANY

                              By:    /s/ R.E. Galen
                                 ---------------------------------------------
                              Name:  Richard E. Galen
                              Title: Vice President


                              WESTFIELD AMERICA, INC.

                              By:    /s/ Irv Hepner
                                 ---------------------------------------------
                              Name:  Irv Hepner
                              Title: Secretary

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